UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 23, 2026

PERMIAN BASIN ROYALTY TRUST

(Exact name of Registrant as Specified in Its Charter)

Texas	1-8033	75-6280532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Argent Trust Company 3838 Oak Lawn Ave. Suite 1720
Dallas, Texas		75219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 588-7839

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units of Beneficial Interest	PBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On October 23, 2026, Argent Trust Company (the “Trustee”), as trustee of the Permian Basin Royalty Trust (the “Trust”) announced that it has received a request from SoftVest Advisors, LLC (“SoftVest”), together with other holders of units of beneficial interest (“Units”) who collectively with SoftVest own more than 15% of the outstanding Units of the Trust, to call a special meeting (“Special Meeting”) of the Trust’s Unit holders to be held on November 23, 2026, with a record date of October 13, 2026. The purpose of the Special Meeting requested by the Unit holders is to present for a vote by the Trust’s Unit holders (i) a proposal to approve and adopt the terms of an amendment to the Trust Indenture to effect the Business Combination pursuant to the Combination Agreement (as set forth in the proxy statement / prospectus included in the Form S-4 filed with the Securities and Exchange Commission by PBT Land and Minerals, Inc., SoftVest, SoftVest, L.P., SoftVest GP I, LLC, and Eric L. Oliver (the “Participants”) and declared effective on October 23, 2026, (ii) a proposal to approve and adopt the terms of the PBT Land and Minerals, Inc. Omnibus Incentive Plan, and (iii) a proposal to authorize an adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of the aforementioned proposals. In accordance with the terms of the Trust’s Indenture, the Trustee intends to call the Special Meeting. Additional details regarding the Special Meeting will be set forth in the Trustee’s notice of special meeting to be mailed to Unit holders beginning October 23, 2026 and are also set forth in the Form S-4.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This current report on Form 8-K is not a proxy solicitation. None of the Trust, the Trustee, or its officers or directors, are soliciting proxies in connection with the Special Meeting and are not participants in any solicitation of proxies by the Participants and/or other Unit holders in connection with the Special Meeting. The Trustee and the Trust are making this communication for informational purposes only and do not intend to file a proxy statement with respect to the Special Meeting.

The Participants have filed a proxy statement / prospectus included in the Form S-4 with the Securities and Exchange Commission in connection with the Special Meeting. Unit holders are strongly encouraged to read the proxy statement / prospectus because it contains important information. Unit holders may obtain a free copy of the proxy statement / prospectus, any amendments and documents that the Participants and/or any other Unit holders or the Trust files with the SEC from the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENTS

Any statements in this Current Report on Form 8-K about future events or conditions, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” “may,” “intends,” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause the Trust’s actual results to differ materially from the results the Trustee anticipates include, but are not limited to the factors described in Part I, Item 1A, “Risk Factors” of the Trust’s Annual Report on Form 10-K (as amended) for the year ended December 31, 2025, and Part II, Item 1A, “Risk Factors” of subsequently filed Quarterly Reports on Form 10-Q, as well as factors related to actions by the Participants or other unitholders, New PBT, Blackbeard, or other third parties, including courts, that are not within the control of the Trust or the Trustee.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Trustee’s views as of the date hereof. The Trustee anticipates that subsequent events and developments may cause its views to change. However, while the Trustee may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Trustee’s views as of any date subsequent to the date hereof.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 23, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMIAN BASIN ROYALTY TRUST

	By:	ARGENT TRUST COMPANY, TRUSTEE

	By:	/s/ Nancy Willis
Date: October 23, 2026		Nancy Willis Director of Royalty Trust Services